UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 12, 2022

wShares Enhanced Gold ETF
 (Exact Name of Registrant as Specified in Its Charter)

Delaware	333-235913	84-6953191
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2 Park Avenue, 20th Floor
New York, New York 10016
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (917) 671-9097

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

TITLE OF EACH CLASS	TRADING SYMBOL(S)	NAME OF EACH EXCHANGE ON WHICH REGISTERED
Units of Beneficial Interest	WGLD	NYSE Arca, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(b) On August 31, 2022, Wilshire Phoenix Funds LLC, the sponsor (the “Sponsor”) of wShares Enhanced Gold ETF (the “Trust”), received a letter from the Trust’s independent registered accounting firm, Citrin Cooperman & Company, LLP (“Citrin”), informing the Sponsor that Citrin had not completed its review of the Trust’s quarterly financial information included in the Form 10-Q for the period ended June 30, 2022 prior to its filing with the Securities and Exchange Commission (“SEC”) on August 12, 2022 (the “Filing”), which is attached to this Form 8-K as Exhibit 99.1. The letter was preceded by an email from Citrin dated August 15, 2022 with the same substance, and resulted in further discussions between the Sponsor, the Trust and Citrin. As of September 1, 2022, Citrin has completed its review and has informed the Sponsor that Citrin is not aware of any material modifications that should be made to the Trust’s interim financial information included in the Filing for it to be in conformity with accounting principles generally accepted in the United States.

(c) The Sponsor provided Citrin with a copy of this Form 8-K and requested that Citrin furnish a letter as promptly as possible addressed to the SEC stating whether Citrin agrees with the statements made by the Sponsor in response to this Item 4.02 and, if not, stating the respects in which it does not agree. The letter is attached hereto as Exhibit 99.2 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits
Exhibit 99.1	Letter from Citrin Cooperman & Company, LLP dated August 31, 2022
Exhibit 99.2	Letter from Citrin Cooperman & Company, LLP dated September 12, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned in the capacities* thereunto duly authorized.

Wilshire Phoenix Funds LLC
Sponsor of wShares Enhanced Gold ETF
(Registrant)

Date:	September 12, 2022	/s/ William Cai
William Cai*
Partner

*The Registrant is a trust and the person is signing in his capacity as an officer of Wilshire Phoenix Funds, LLC, the Sponsor of the Registrant.